Exhibit 99.1

Navitas Semiconductor Announces First Quarter 2023 Financial Results

•Doubling of revenue from prior year with expanding gross margins

•Strong growth in all target markets with 50% backlog growth in the quarter

•Acquisitions performing well, contributing to diversified and synergistic growth

TORRANCE, CA., May 15, 2023 — Navitas Semiconductor Corporation (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the first quarter ended March 31, 2023.

Net revenues for the first quarter of 2023 increased to $13.4 million, approximately double from the first quarter of 2022 and up 8% from the fourth quarter of 2022. GAAP and non-GAAP gross margin for the first quarter of 2023 increased to 41.1%, compared to 40.6% for the fourth quarter of 2022.

GAAP loss from operations for the first quarter was $35.5 million, compared to a loss of $31.3 million in the fourth quarter of 2022. On a non-GAAP basis the loss from operations for the quarter was $12.3 million, consistent with fourth quarter 2022 performance.

GAAP loss per diluted share was $(0.39), compared to a GAAP income of $0.61 per diluted share in the first quarter of 2022. Non-GAAP loss per diluted share was $(0.07), compared to a non-GAAP loss of $(0.08) per diluted share in the first quarter of 2022.

“I am very pleased with our progress in the quarter across acquisitions, product launches, customer developments and market expansion,” said Gene Sheridan, CEO and co-founder. “A comprehensive portfolio of leading-edge GaN, SiC, digital isolators and low-voltage silicon system control ICs is translating into significant customer value, market adoption and financial results, with a doubling of quarterly revenue vs. 2022, and a healthy $760 million customer pipeline.”

Market Highlights

•EV / eMobility: Now 25 on-board and roadside customer projects in production or development, with total customer pipeline value of over $300 million, including a Geely OBC design estimated at $15 million to $20 million in 2024.
•Solar / ESS (Energy Storage Systems): over 35 customer projects in production or development, with revenue increasing and customer pipeline over $150 million.
•Appliance / Industrial: over 45 customers in production or development, with over $150 million customer pipeline, fueled by strong government funding and legislation in US, Europe and other regions driving clean-energy upgrades to homes and factories.
•Data Center / Enterprise: Now 15 customer projects, starting to ramp in 2023 and into 2024, with over $60 million overall customer pipeline, accelerated by demand from AI, IoT and data in general.
•Mobile / Consumer: strong bookings going into Q2, plus 20 new fast and ultra-fast mobile chargers launched in Q1, including the latest Xiaomi 13 Pro and Ultra flagship phones (in-box) and Lenovo’s 65 W Thinkbook ultra-thin ‘biscuit’ laptop charger, only 12.8mm thin. Over 150 projects are in development, with customer pipeline of over $100 million.

Product Highlights

•New GaNSense Control: strategic integration of high-speed, high-voltage GaN and low-voltage silicon system-controller chips enables easy-to-use, high-efficiency, fast-charging power systems.
•New GeneSiC SiCPak: Navitas’ entry into the high-power module and bare-die sales market, with a broad portfolio from 650 to 6,500 V for EV, solar, wind, rail and industrial markets.
•New GeneSiC Gen-5 650V MPS Diodes: industry-leading performance figure-of-merit for data center, home appliance and industrial motor motor drive.

Business Outlook

Second quarter 2023 net revenues are expected to increase in the range of $16 million to $17 million, and full-year 2023 revenue is still expected to double compared to 2022. Gross margin for the second quarter is expected to increase by between 25 and 50 basis points, and expand incrementally throughout the year, exiting 2023 in the mid-40s percent. Non-GAAP operating expenses, excluding stock-based compensation and amortization of intangible assets, are expected to be approximately $19 million in the second quarter of 2023 and are projected to grow in the mid-high single digits on a quarterly basis throughout the year but decline on a percentage of revenue basis as the business scales. Weighted-average basic share count is expected to be approximately 162 million shares at the end of the second quarter of 2023.

Navitas Q1 2023 Financial Results Conference Call and Webcast Information:

When: Monday, May 15th, 2023
Time: 2:00 p.m. Pacific / 5:00 p.m. Eastern
Toll Free Dial-in: (800) 715-9871 or (646) 307-1963, Conference ID: 9956680
Live Webcast: https://edge.media-server.com/mmc/p/ygn3samp
Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/.

Non-GAAP Financial Measures

This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP gross margin, (ii) non-GAAP operating expenses, (iii) non-GAAP loss from operations, and (iv) non-GAAP loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses, which are outlined in the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Note Regarding Customer Pipeline Statistic

“Customer pipeline” reflects estimated potential future business based on current expressed customer interest for qualified programs, stated in terms of estimated revenue that may be realized in one or more future periods. Customer pipeline is not a proxy for backlog or future revenue or other measure or indicator of financial performance. Rather, Navitas uses customer pipeline as a statistical metric to indicate relative changes in future potential business across various product markets. Time horizons vary accordingly, based on product type and application. Actual business realized depends on ultimate customer selection, program share and other factors discussed below under “Cautionary Statement Regarding Forward-Looking Statements.”

Cautionary Statement Regarding Forward-Looking Statements
This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The term “customer pipeline” and related information constitute forward-looking statements. Other forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Customer pipeline and other forward-looking statements are made based on estimates and forecasts of financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release. These statements are also based on current expectations of the management of Navitas and are not predictions of actual performance. Such forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas. Forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of our business will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate acquired businesses into our business and operational systems; the effect of the acquisition on customer and supplier relationships or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in our customers’ end markets, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs; the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. These and other risk factors are discussed in the Risk Factors section beginning on p. 15 of our annual report on Form 10-K for the year ended December 31, 2022, and in other documents we file with the SEC, including our quarterly reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas
Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing, and protection to enable faster charging, higher power density, and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage, and high-reliability silicon carbide (SiC) solutions. Focus markets include EV, solar, energy storage, home appliance / industrial, data center, mobile and consumer. Over 185 Navitas patents are issued or pending. Over 75 million GaN and 10 million SiC units have been shipped, and with the industry’s first and only 20-year GaNFast warranty. Navitas was the world’s first semiconductor company to be CarbonNeutral®-certified.

Navitas, GaNFast, GaNSense, GeneSiC, and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited and affiliates. All other brands, product names, and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended
	March 31,
	2023	2022
NET REVENUES	$13,358	$6,740
COST OF REVENUES (exclusive of amortization of intangible assets included below)	7,873	3,777
GROSS PROFIT	5,485	2,963
OPERATING EXPENSES:
Research and development	17,394	13,325
Selling, general and administrative	19,058	24,544
Amortization of intangible assets	4,499	88
Total operating expenses	40,951	37,957
LOSS FROM OPERATIONS	(35,466)	(34,994)
OTHER INCOME (EXPENSE), net:
Interest income (expense), net	903	(24)
Gain from change in fair value of warrants	—	51,763
Gain (loss) from change in fair value of earnout liabilities	(27,752)	63,406
Other income (expense)	11	(356)
Total other income (expense), net	(26,838)	114,789
INCOME (LOSS) BEFORE INCOME TAXES	(62,304)	79,795
INCOME TAX PROVISION	61	3
NET INCOME (LOSS)	(62,365)	79,792
LESS: Net income (loss) attributable to noncontrolling interest	(518)	—
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(61,847)	79,792
NET INCOME (LOSS) PER SHARE:
Basic	$(0.39)	$0.67
Diluted	$(0.39)	$0.61
SHARES USED IN PER-SHARE CALCULATION:
Basic	156,792	119,542
Diluted	156,792	131,149

SUPPLEMENTAL INFORMATION:
	Three Months Ended
	March 31,
	2023	2022
Stock-based compensation expenses included in:
Research and development	$7,177	$7,494
Selling, general and administrative	9,983	17,832
Total stock-based compensation expense	$17,160	$25,326
Acquisition-related expenses included in:
Selling, general and administrative	$1,252	$—
Payroll taxes on vesting of employee stock-based compensation included in:
Selling, general and administrative	$245	$—

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP RESULTS TO NON-GAAP FINANCIAL MEASURES
(dollars in thousands, except per-share amounts)

	Three Months Ended
	March 31,
	2023	2022
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$5,485	$2,963
GAAP gross profit margin	41.1%	44.0%
Non-GAAP gross profit	$5,485	$2,963
Non-GAAP gross profit margin	41.1%	44.0%
RECONCILIATION OF OPERATING EXPENSES
GAAP Operating expenses	$40,951	$37,957
Less: Stock-based compensation expenses included in:
Research and development	7,177	7,494
Selling, general and administrative	9,983	17,832
Total	17,160	25,326
Acquisition-related expenses	1,252	—
Amortization of acquisition-related intangible assets	4,499	88
Payroll taxes on vesting of employee stock-based compensation	245	—
Non-GAAP operating expenses	$17,795	$12,543
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(35,466)	$(34,994)
GAAP operating margin	-265.5%	-519.2%
Add: Stock-based compensation expenses included in:
Research and development	7,177	7,494
Selling, general and administrative	9,983	17,832
Total	17,160	25,326
Acquisition-related expenses	1,252	—
Amortization of acquisition-related intangible assets	4,499	88
Payroll taxes on vesting of employee stock-based compensation	245	—
Non-GAAP loss from operations	$(12,310)	$(9,580)
Non-GAAP operating margin	-92.2%	-142.1%
RECONCILIATION OF NET LOSS PER SHARE
GAAP net income (loss) attributable to controlling interest	$(61,847)	$79,792
Adjustments to GAAP net loss
Total stock-based compensation	17,160	25,326
Acquisition-related expenses	1,252	—
Amortization of acquisition-related intangible assets	4,499	88
Payroll taxes on vesting of employee stock-based compensation	245	—
Gain from change in fair value of warrants	—	(51,763)
Loss (Gain) from change in fair value of earnout liabilities	27,752	(63,406)
Other expense	—	356
Non-GAAP net loss	$(10,939)	$(9,607)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	156,792	119,542
Non-GAAP net loss per share (basic and diluted)	$(0.07)	$(0.08)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	March 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$100,823	$110,337
Accounts receivable, net	7,423	9,127
Inventories	18,873	19,061
Prepaid expenses and other current assets	2,880	3,623
Total current assets	129,999	142,148
PROPERTY AND EQUIPMENT, net	6,840	6,532
OPERATING LEASE RIGHT OF USE ASSETS	6,537	6,381
INTANGIBLE ASSETS, net	105,569	105,620
GOODWILL	161,442	161,527
OTHER ASSETS	5,581	3,054
Total assets	$415,968	$425,262
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$13,610	$14,653
Accrued compensation expenses	7,711	3,907
Current portion of operating lease liabilities	1,477	1,305
Other liabilities	674	486
Total current liabilities	23,472	20,351
LONG-TERM LIABILITIES:
OPERATING LEASE LIABILITIES NONCURRENT	5,248	5,263
EARNOUT LIABILITY	40,816	13,064
DEFERRED TAX LIABILITIES	1,829	1,824
Total liabilities	71,365	40,502
STOCKHOLDERS’ EQUITY:
Total stockholders’ equity of Navitas Semiconductor Corporation	344,603	381,132
Noncontrolling interest	—	3,628
Total equity	344,603	384,760
Total liabilities stockholders’ equity	$415,968	$425,262

Contact Information
Stephen Oliver, VP Corporate Marketing & Investor Relations
ir@navitassemi.com